UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 20, 2006

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION
             (Exact name of Registrant as specified in its charter)



      Delaware                          0-26224                 51-0317849
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)


                              311 Enterprise Drive
                              Plainsboro, NJ 08536
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (609) 275-0500

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth in Item 3.02 below is incorporated by reference into this Item.


ITEM 3.02.  UNREGISTERED SALE OF EQUITY SECURITIES.

On October 20, 2006, Integra LifeSciences Holdings Corporation (the "Company") issued $4,337,000 principal amount of its 2 1/2% Contingent Convertible Subordinated Notes due 2008 (the "New Notes") in exchange for an equal amount of validly tendered 2 1/2% Contingent Convertible Subordinated Notes due 2008 of the Company that were initially issued in 2003 (the "Old Notes"). The Company also made a one time cash payment to holders of Old Notes equal to $2.50 for each $1,000 in principal amount of Old Notes tendered. The New Notes were issued under the Indenture, dated September 29, 2006, by and among the Company and Wells Fargo Bank, N.A., as trustee. On September 29, 2006, the Company issued $115,205,000 principal amount of New Notes in exchange for an equal amount of validly tendered Old Notes pursuant to an the Company's exchange offer that expired on September 26, 2006, as was reported in the Company's Current Report on Form 8-K filed on October 5, 2006.

The New Notes were offered solely to existing security holders of the Company pursuant to an exemption from registration under Section 3(a)(9) of the Securities Act of 1933, as amended. The Company did not pay or give, directly or indirectly, any commission or other remuneration for soliciting such exchange.

The New Notes are convertible, under certain circumstances, into cash, and, if applicable, shares of the Company's common stock, subject to the Company's right to pay the share amount in additional cash. The initial conversion rate is
29.2847 shares of common stock per $1,000 principal amount of New Notes (subject to adjustment in certain events), which is equivalent to an initial conversion price of approximately $34.15 per share of common stock. The amount of cash and common stock payable upon conversion will depend upon the value of the Company's common stock over a 15 day period beginning on the third trading day after a holder delivers a notice of conversion.

A description of the New Notes is set forth in Items 1.01 and 3.02 of the Company's Current Report on Form 8-K filed on October 5, 2006, which is available on the SEC's website (www.sec.gov) or the Company's website (www.Integra-LS.com) and is incorporated by reference into this Item.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION

         Date: October 26, 2006       By: /s/ Stuart M. Essig
                                          -----------------------------
                                          Stuart M. Essig
                                          President and Chief Executive Officer